UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Stockholders of BorgWarner Inc. (the “Company” or “BorgWarner”) was held on Wednesday, April 30, 2025. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Election of Joseph F. Fadool, Sara A. Greenstein, Michael S. Hanley, Shaun E. McAlmont, Deborah D. McWhinney, Alexis P. Michas, Sailaja K. Shankar, and Hau N. Thai-Tang to the Board of Directors:

	For	Against	Abstention	Broker Non-Votes
Fadool	187,555,894	254,412	321,813	12,287,182
Greenstein	186,175,569	1,624,148	332,402	12,287,182
Hanley	187,473,047	313,560	345,512	12,287,182
McAlmont	175,142,260	12,644,414	345,445	12,287,182
McWhinney	184,305,596	3,482,873	343,650	12,287,182
Michas	180,707,774	7,081,534	342,811	12,287,182
Shankar	186,678,420	1,116,451	337,248	12,287,182
Thai-Tang	187,127,616	675,642	328,861	12,287,182

(b) Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
162,633,360	25,105,228	393,531	12,287,182

(c) Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2025:

For	Against	Abstain
194,875,100	5,215,197	329,004

(d) Stockholder proposal to remove the one-year holding requirement to call a special meeting of the stockholders:

For	Against	Abstain	Broker Non-Votes
33,325,712	154,390,112	416,295	12,287,182

Item 7.01 Regulation FD Disclosures

On April 30, 2025, the Board of Directors of the Company declared a quarterly cash dividend of $0.11 per share of the Company's common stock. The dividend is payable on June 16, 2025 to stockholders of record on June 2, 2025.

On May 1, 2025, the Company issued the press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release dated May 1, 2025
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: May 1, 2025	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary